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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                         DATE OF REPORT January 15, 1997


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                      ASPECT TELECOMMUNICATIONS CORPORATION


             (Exact name of registrant as specified in its charter)

                                     0-18391
                            (Commission File Number)

   California                               94-2974062
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)


                                 1730 Fox Drive
                             San Jose, CA 95131-2312
             (Address of principal executive offices, with zip code)


                                 (408) 325-2200
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On January 15, 1997, Aspect Telecommunications Corporation, a California corporation (the "Company") announced its earnings and results of operations for the quarter and fiscal year ended December 31, 1996. Further details regarding this announcement are contained in the Company's press release dated January 15, 1997 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

         Exhibit 99 Aspect Telecommunications Corporation Press Release dated January 15, 1997.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ASPECT TELECOMMUNICATIONS
                                       CORPORATION



Date:  January 15, 1997                By: /s/ ERIC J. KELLER
                                           ------------------------
                                           Eric J. Keller
                                           Chief Financial Officer
                                           (Duly Authorized and Principal
                                           Financial and Accounting
                                           Officer)

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                      ASPECT TELECOMMUNICATIONS CORPORATION

                                INDEX TO EXHIBITS


                                                                 Sequential Page
Exhibit Number                    Description                         Number
--------------                    -----------                    ---------------
      99             Press Release dated January 15, 1997

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